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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 30, 2002
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 0-12050                   52-1528581
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)         File Number)             Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS


Effective on August 30, 2002, the Registrant acquired all the capital stock of Paramount Dental Plan, Inc., a Florida dental health maintenance organization, ("Paramount") from its sole stockholder, Nicholas M. Kavouklis, DMD ("Dr. Kavouklis"), and is in the process of completing the merger of Paramount and the Registrant's wholly owned Florida subsidiary, SafeGuard Health Plans, Inc. The total consideration paid by the Registrant was $6,625,000, which consisted of the following components:

     a. $3,000,000 in cash, the source of which was internal funds of the Registrant;

     b. A convertible promissory note in the principal amount of $2,625,000, which bears interest at seven percent (7.0%) per annum and is payable in equal monthly installments of principal and interest over three years, beginning in October 2002 (the "Note"). The outstanding principal balance of the Note is convertible into common stock of the Registrant at a conversion price of $1.625 per share, at any time after August 30, 2003. The Note is secured by a pledge of the stock of the merged Florida subsidiary. All outstanding principal and interest on the Note, at the holder's option, would be due and payable upon a sale or change in control of the Registrant or its merged Florida subsidiary, or after one (1) year following a termination without cause of Dr. Kavouklis' employment with the Registrant; and

     c. 769,231 shares of common stock of the Registrant with demand registration rights exercisable immediately for both this stock and the stock issuable upon conversion of the Note. The number of shares of common stock issued was determined by dividing $1,000,000 by the average closing bid price for the Registrant's common stock in the over-the-counter market for the 30 trading days immediately preceding the date of the Stock Purchase Agreement ($1.30 per share).

In connection with the acquisition, the Registrant has entered into a three-year employment agreement with Dr. Kavouklis, under which he will serve as President of the Registrant's Florida operations. The employment agreement provides for annual compensation of $230,000, plus an annual bonus of up to $270,000, depending on the financial performance of the Registrant's Florida operations. The Registrant has also entered into a three-year office lease with Dr. Kavouklis for the office space that will be used as the Registrant's principal administrative offices for its Florida operations beginning in late 2002.

Paramount is licensed as a Prepaid Limited Health Service Organization and a Third Party Administrator by the Florida Department of Insurance. Paramount offers dental health maintenance organization plans for both individuals and employer groups in the State of Florida. In addition, Paramount offers indemnity dental plans that are underwritten by an unrelated insurance company. Paramount has established a network of approximately 1,500 licensed dentists in the State of Florida who have contracted with Paramount to provide dental services to enrollees. Paramount currently provides dental coverage to approximately 225,000 members.

The description of the acquisition of Paramount contained in this Current Report on Form 8-K is qualified in its entirety by the Stock Purchase Agreement, which is filed without schedules, and all exhibits to the Stock Purchase Agreement filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K. (1) A copy of the news release dated September 5, 2002, issued by the Registrant in connection with the completion of this transaction is filed as 99.1 to this Current Report on Form 8-K.

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(1)  Registrant  agrees to furnish a supplemental copy of schedules to the Stock
     Purchase  Agreement to the Securities and Exchange Commission upon request.

                                      * * *

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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS


(b)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The financial statements required under Item 7(a) will be filed by amendment to this Current Report on Form 8-K not later than November 13, 2002.

(c)     PRO  FORMA  FINANCIAL  INFORMATION

     The pro forma financial information required under Item 7(b) will be filed by amendment to this Current Report on Form 8-K not later than November 13, 2002.

(d)     EXHIBITS

    EXHIBIT                          DESCRIPTION
  -----------  -----------------------------------------------------------------

     10.1      Stock Purchase Agreement dated as of April 24, 2002. (1)

     10.2      First  Amendment to Stock Purchase Agreement dated as of June 17,
               2002.

     10.3      Secured  Convertible Promissory Note dated as of August 30, 2002.

     10.4      Registration  Rights  Agreement  dated  as  of  August 30, 2002.

     10.5      Employment  Agreement  dated  as  of  August 30, 2002.

     10.6      Lease  Agreement  dated  as  of  August 30, 2002.

     10.7      Pledge Agreement dated as of August 30, 2002.

     10.8      Guaranty dated as of August 30, 2002.

     99.1      News  release  dated  September 5, 2002.

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(1)  Incorporated by reference herein and disclosed and filed as Exhibit 10.1 to the  Company's  Current  Report  on  Form  8-K  filed as of April 24, 2002.

                                      * * *

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized in the city of Aliso Viejo, State of California on the 12th day of September 2002.


                          SAFEGUARD  HEALTH  ENTERPRISES,  INC.



                          By:   /s/  Dennis  L.  Gates
                             ---------------------------------------------------
                               DENNIS  L.  GATES
                               Senior Vice President and Chief Financial Officer



                          By:   /s/  Ronald  I.  Brendzel
                             ---------------------------------------------------
                               RONALD  I.  BRENDZEL
                               Senior  Vice  President  and  Secretary


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